                                                                     Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts of Carmel Container Systems Ltd., we hereby consent to incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 333-61895, and No. 333-55970.

March 26, 2001

                                                        Yours truly,


                                                 /s/ Kost, Forer And Gabbay
                                                   KOST, FORER AND GABBAY
                                           Certified Public Accountants (Israel)